STEWARD FUNDS, INC.

Steward Large Cap Enhanced Index Fund

Steward Small-Mid Cap Enhanced Index Fund

Steward International Enhanced Index Fund

Steward Select Bond Fund

Steward Global Equity Income Fund

Steward Covered Call Income Fund

(the “Funds”)

Supplement dated March 14, 2018 to the Currently Effective Prospectus and Statement of Additional Information dated December 13, 2017

This Supplement reports the following changes to information in the Funds’ Prospectus and Statement of Additional Information dated December 13, 2017.

A.	The Funds’ Board of Directors has approved the following, effective March 31, 2018:

1.	The existing Compliance Services Agreement between the Funds and Cipperman Compliance Services will terminate in accordance with the terms of the agreement.

2.	Jim Coppedge will become the Chief Compliance Officer (“CCO”) of the Funds. Mr. Coppedge also is General Counsel and Chief Compliance Officer of Crossmark Global Investments, Inc., the investment adviser to the Funds.

B.	The existing disclosure contained in the second to last paragraph of the “Administrator, Compliance Services, and Class Action/Fair Fund Service Provider” section of the Prospectus is replaced with the following disclosure, effective immediately:

For its services in class action and Securities and Exchange Commission Fair Fund claim preparations, Crossmark Consulting, LLC receives 6% of amounts received from Securities and Exchange Commission Fair Fund claims.

C.	The existing disclosure contained in the third paragraph of the “Administration, Compliance Services, and Class Action/Fair Fund Services and Master Services Agreements” section of the Statement of Additional Information is replaced with the following disclosure, effective immediately:

Pursuant to a Class Action and Fair Fund Services Agreement, as amended February 28, 2018, Crossmark Consulting, LLC assists in preparing claims on behalf of the Funds in class action lawsuits and prepares claims by the Funds for Securities and Exchange Commission Fair Funds. Crossmark Consulting, LLC receives fees for these services totaling 6% of amounts received by the Funds from Fair Funds.

Please retain this Supplement for future reference.